SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   March 28, 1996
                                                --------------------


                            HEALTHY PLANET PRODUCTS, INC.
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               (Exact Name of Registrant as specified in charter)


       Delaware                      1-13048                  94-2601764
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(State or other jurisdiction of     (Commission              (IRS Employer
incorporation)                      File Number)            Identification No.)


1129 N. McDowell Boulevard, Petaluma, California                 94954
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code (707) 778-2280
                                                   -----------------------------

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     (Former name or former address, if changed since last report.)

ITEM 6. RESIGNATION OF DIRECTORS.

         On March 27, 1996, Mr. Lawrence M. Barnett resigned as an employee and Director and Officer of the Company. Mr. Barnett's resignation was not due to any disagreement with the Company on any matter relating to the Company's operations, policies or practices, but rather was occasioned by reason of personal commitments.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HEALTHY PLANET PRODUCTS, INC.



                                    By  /s/ Bruce  A. Wilson
                                    --------------------------------------------
                                        Bruce A. Wilson, President,
                                           Chief Executive, Chief Operating and
                                           Chief Financial Officer


Dated:   March  28, 1996